UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2884

Salomon Brothers Opportunity Fund Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

C/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

AUGUST 31, 2005

Salomon Brothers

Opportunity Fund Inc

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers

Opportunity Fund Inc

Annual Report • August 31, 2005

What’s

Inside

Fund Objective

The Fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

Letter from the Chairperson

Dear Shareholder,

We are please to provide this annual report for the fiscal year ending August 31, 2005. I urge you to read it carefully and completely.

The Manager Overview contains important information about the U.S. economy in general and further information about the Fund’s own performance.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Salomon Brothers Asset Management Inc (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         1

Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and the Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, and on behalf of the Board of Directors, I want to thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

Rosalind A. Kochman

Chairperson

September 22, 2005

2         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Manager Overview

Special Shareholder Notice

Effective August 1, 2005, Patrick Hughes joined George J. Williamson as co-portfolio manager of the Fund. Mr. Hughes has been designated Vice President and Investment Officer of the Fund and is a Vice President of Salomon Brothers Asset Management Inc, the Fund’s adviser (“SBAM”). Mr. Hughes is currently responsible for the day-to-day management of large cap core stocks for three mutual funds, a wrap program and private accounts. Mr. Hughes joined SBAM in 1995.

Q. What were the overall market conditions during the Fund’s reporting period?

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (GDP) was 3.8% and the second quarter GDP was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”) continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rate in 0.25% increments eight additional times. All told, the Fed’s 10 rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%.

During the 12-month period covered by this report, the U.S. stock market generated strong results, with S&P 500 Index returning 12.56%. Despite some periods of weakness, most notably in March and April 2005, overall, stock prices rose during the fiscal year. Positive economic news, relatively benign inflation, and generally strong corporate profits supported the market during much of the period.

Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap, Russell 1000, and Russell 2000 Indexes returning 27.47%, 14.63%, and 23.10%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Value and Russell 3000 Growth Indexes returning 17.33% and 13.04%, respectively.

Performance Review

For the 12 months ended August 31, 2005, shares of the Salomon Brothers Opportunity Fund Inc returned 20.77%. The Fund’s unmanaged benchmark, the S&P 500 Index,i returned 12.55% for the same period. The Lipper Multi-Cap Value Funds Category Average1 increased 16.32% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the among the 480 funds in the Fund’s Lipper category.

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         3

Performance Snapshot as of August 31, 2005 (unaudited)

	6 months	12 months

Salomon Brothers Opportunity Fund Inc	6.03%	20.77%

S&P 500 Index	2.33%	12.55%

Lipper Multi-Cap Value Funds Category Average	2.89%	16.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended August 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 505 funds for the six-month period and among the 480 funds for the 12-month period in the Fund’s Lipper category.

Q. What were the most significant factors affecting the Fund’s performance?

What were the leading contributors to performance?

A. The leading contributors to performance were the Fund’s holdings in the energy and financial sectors. Top individual contributing stocks were Chubb Corp., Royal Dutch Shell PLC, Forest City Enterprises Inc., and Murphy Oil Corp. The Fund sold a small amount of Chubb to capture profits but generally maintained its positions in the other issuers during the period.

Q. What were the leading detractors from performance?

A. Not holding any stocks in the outperforming utilities sector detracted from results relative to the benchmark, as did the Fund’s holdings in the information technology and telecommunications sectors. From a stock-specific perspective, the largest detractors from performance were Tecumseh Products Co., a small gasoline engine and compressor manufacturer which continues to move production offshore, Pfizer Inc., which suffered from negative industry headlines and a pending patent challenge against its largest selling drug, and TRC Companies Inc., whose environmental and construction consulting business has been weak. We sold a small amount of Pfizer stock during the period but generally maintained the Fund’s positions in the other issuers.

Q. Were there any significant changes made to the Fund during the reporting period?

A. The most significant change in the Fund during the period was a reduction in its cash allocation to approximately 3% of the assets of the overall portfolio as of August 31, 2005.

4         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Thank you for your investment in the Salomon Brothers Opportunity Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

George J. Williamson

Vice President and Investment Officer

September 22, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Royal Dutch Shell PLC, ADR, Class A Shares (11.00%), Chubb Corp. (10.71%), Bank of New York Co. Inc. (9.71%), Forest City Enterprises Inc., Class A Shares (8.01%), Koninklijke Philips Electronics NV, New York Registered Shares (6.08%), General Dynamics Corp. (4.99%), Popular Inc. (4.81%), Forest City Enterprises Inc., Class B Shares (4.56%), Murphy Oil Corp. (4.55%) and WellPoint Inc. (3.93%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2005 were: Financials (48.1%), Energy (17.5%), Industrials (12.6%), Consumer Discretionary (7.0%) and Health Care (6.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may invest in high yield and foreign securities, including those in emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risk are magnified in emerging or developing markets. The Fund may use derivatives, such as options or futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         5

Fund at a Glance (unaudited)

6         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
6.03%	$1,000.00	$1,060.30	0.98%	$5.09

(1)	For the six months ended August 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         7

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
5.00%	$1,000.00	$1,020.27	0.98%	$4.99

(1)	For the six months ended August 31, 2005.
(2)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Salomon Brothers Opportunity Fund Inc vs. the S&P 500 Index† (August 1995 — August 2005)

†	Hypothetical illustration of $10,000 invested in the Fund on August 31, 1995 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2005. The S&P 500 Index is a broad-based unmanaged index of widely held common stocks. The index is not subject to the same management and trading expenses of a mutual fund.

All figures represent past performance and are not a guarantee of future results. Investments returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on distributions.

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         9

Schedule of Investments (August 31, 2005)

SALOMON BROTHERS OPPORTUNITY FUND INC

Shares	Security	Value

COMMON STOCKS— 97.1%
CONSUMER DISCRETIONARY — 7.0%
Hotels, Restaurants & Leisure — 0.2%
7,100	Fairmont Hotels & Resorts Inc.	$222,798

Household Durables — 6.2%
313,410	Koninklijke Philips Electronics NV, New York Registered Shares (a)	8,321,036
14,850	Liberty Homes Inc., Class A Shares (b)	77,220
22,050	Liberty Homes Inc., Class B Shares (b)	119,070

	Total Household Durables	8,517,326

Media — 0.6%
19,600	News Corp., Class A Shares	317,716
29,000	Time Warner Inc.	519,680

	Total Media	837,396

	TOTAL CONSUMER DISCRETIONARY	9,577,520

CONSUMER STAPLES — 0.3%
Food & Staples Retailing — 0.3%
96,000	FHC Delaware Inc. (b)(c)*	456,000

ENERGY — 17.5%
Energy Equipment & Services — 0.6%
14,300	Diamond Offshore Drilling Inc. (b)	844,558

Oil, Gas & Consumable Fuels — 16.9%
10,976	EnCana Corp.	539,909
114,000	Murphy Oil Corp.	6,230,100
21,100	Overseas Shipholding Group Inc. (a)	1,290,265
231,700	Royal Dutch Shell PLC, Sponsored ADR, Class A Shares	15,051,232

	Total Oil, Gas & Consumable Fuels	23,111,506

	TOTAL ENERGY	23,956,064

FINANCIALS — 48.1%
Capital Markets — 9.7%
434,776	Bank of New York Co. Inc.	13,291,102

Commercial Banks — 4.8%
240,600	Popular Inc.	6,582,816

Diversified Financial Services — 2.1%
70,850	Leucadia National Corp. (a)	2,885,012

Insurance — 15.1%
168,500	Chubb Corp.	14,652,760
83,000	CNA Financial Corp. (a)*	2,404,510
8,900	Loews Corp.	780,441
40,000	Merchants Group Inc. (a)(b)	1,068,000
66,900	Old Republic International Corp.	1,683,873

	Total Insurance	20,589,584

See Notes to Financial Statements.

10         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

SALOMON BROTHERS OPPORTUNITY FUND INC

Shares	Security	Value

Real Estate — 14.7%
308,300	Forest City Enterprises Inc., Class A Shares (a)	$10,963,148
176,700	Forest City Enterprises Inc., Class B Shares (d)	6,246,345
5,500	Harbor Global Co., Ltd.	50,188
51,660	Rayonier Inc.	2,802,555

	Total Real Estate	20,062,236

Thrifts & Mortgage Finance — 1.7%
38,800	Freddie Mac	2,342,744

	TOTAL FINANCIALS	65,753,494

HEALTH CARE — 6.2%
Health Care Providers & Services — 5.1%
10,700	Health Net Inc.*	493,377
24,200	Humana Inc.*	1,165,472
72,408	WellPoint Inc.*	5,376,294

	Total Health Care Providers & Services	7,035,143

Pharmaceuticals — 1.1%
56,564	Pfizer Inc.	1,440,685

	TOTAL HEALTH CARE	8,475,828

INDUSTRIALS — 12.6%
Aerospace & Defense — 5.5%
59,600	General Dynamics Corp.	6,829,564
10,700	Lockheed Martin Corp.	665,968

	Total Aerospace & Defense	7,495,532

Air Freight & Logistics — 0.4%
65,100	ABX Air Inc. (a)*	530,565

Airlines — 0.5%
52,800	AMR Corp. (a)*	664,752

Building Products — 1.3%
44,100	Ameron International Corp. (a)	1,872,486

Commercial Services & Supplies — 1.1%
104,950	TRC Cos. Inc. (a)*	1,574,250

Industrial Conglomerates — 1.3%
44,700	General Electric Co.	1,502,367
8,403	Tyco International Ltd.	233,855

	Total Industrial Conglomerates	1,736,222

Machinery — 1.4%
35,700	Tecumseh Products Co., Class A Shares (a)	949,977
36,400	Tecumseh Products Co., Class B Shares (a)	933,660

	Total Machinery	1,883,637

See Notes to Financial Statements.

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         11

Schedule of Investments (August 31, 2005) (continued)

SALOMON BROTHERS OPPORTUNITY FUND INC

Shares	Security	Value

Marine — 1.1%
25,300	Alexander & Baldwin Inc. (a)	$1,325,973
7,000	CP Ships Ltd. (a)	158,410

	Total Marine	1,484,383

	TOTAL INDUSTRIALS	17,241,827

INFORMATION TECHNOLOGY — 2.4%
Computers & Peripherals — 1.2%
18,600	Hewlett-Packard Co.	516,336
13,400	International Business Machines Corp.	1,080,308

	Total Computers & Peripherals	1,596,644

IT Services — 0.1%
8,234	Sabre Holdings Corp., Class A Shares	157,928

Semiconductors & Semiconductor Equipment — 0.4%
21,200	National Semiconductor Corp.	528,516

Software — 0.7%
35,600	Microsoft Corp.	975,440

	TOTAL INFORMATION TECHNOLOGY	3,258,528

MATERIALS — 2.9%
Chemicals — 0.8%
6,320	Kronos Worldwide Inc. (a)	192,570
11,221	Monsanto Co.	716,349
11,500	NL Industries Inc. (a)	162,955

	Total Chemicals	1,071,874

Construction Materials — 1.9%
37,400	Lafarge North America Inc.	2,578,730

Metals & Mining — 0.2%
7,177	Newmont Mining Corp. (a)	284,066

	TOTAL MATERIALS	3,934,670

TELECOMMUNICATION SERVICES — 0.1%
Diversified Telecommunication Services — 0.1%
5,500	Verizon Communications Inc.	179,905

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $25,974,384)	132,833,836

Face Amount
SHORT-TERM INVESTMENTS — 11.5%
Commercial Paper — 3.1%
$2,726,000	UBS Finance Delaware LLC, 3.560% due 9/1/05	2,726,000
1,462,000	United Technologies Corp., 3.500% due 9/13/05	1,460,294

	Total Commercial Paper (Cost — $4,186,294)	4,186,294

See Notes to Financial Statements.

12         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

SALOMON BROTHERS OPPORTUNITY FUND INC

Shares	Security	Value

Securities Purchased from Securities Lending Collateral — 8.4%
11,545,587	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $11,545,587)	$11,545,587

	TOTAL SHORT-TERM INVESTMENTS (Cost — $15,731,881)	15,731,881

	TOTAL INVESTMENTS — 108.6% (Cost — $41,706,265#)	148,565,717
	Liabilities in Excess of Other Assets — (8.6)%	(11,727,048)

	TOTAL NET ASSETS — 100.0%	$136,838,669

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Illiquid Security.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(d)	Convertible into Forest City Enterprises Inc., Class A Shares.
#	Aggregate cost for federal income tax purposes is $41,797,357.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

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Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at value (Cost — $41,706,265)	$148,565,717
Cash	954
Dividends receivable	204,914
Receivable for Fund shares sold	550
Prepaid expenses	13,404

Total Assets	148,785,539

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	11,545,587
Payable for Fund shares repurchased	187,343
Management fee payable	86,839
Transfer agent fees payable	8,788
Directors’ fees payable	2,000
Accrued expenses	116,313

Total Liabilities	11,946,870

Total Net Assets	$136,838,669

NET ASSETS:
Par value (Note 4)	$26,844
Paid-in capital in excess of par value	26,697,971
Undistributed net investment income	759,619
Accumulated net realized gain on investment transactions	2,494,783
Net unrealized appreciation on investments	106,859,452

Total Net Assets	$136,838,669

Shares Outstanding	2,684,378

Net Asset Value	$50.98

See Notes to Financial Statements.

14         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Dividends	$2,615,995
Interest	173,565
Income from securities lending	11,907
Less: Foreign taxes withheld	(126,508)

Total Investment Income	2,674,959

EXPENSES:
Management fee (Note 2)	993,224
Legal fees	97,284
Shareholder reports	45,847
Audit and tax	43,500
Transfer agent fees (Note 2)	27,283
Registration fees	20,303
Custody fees	17,410
Directors’ fees	17,128
Insurance	4,947
Miscellaneous expenses	10,438

Total Expenses	1,277,364

Net Investment Income	1,397,595

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS (NOTES 1, 3 AND 5):
Net Realized Gain From Investment Transactions	7,792,806
Change in Net Unrealized Appreciation/Depreciation From Investments	15,694,793

Net Gain on Investments	23,487,599

Increase in Net Assets From Operations	$24,885,194

See Notes to Financial Statements.

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         15

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004
OPERATIONS:
Net investment income	$1,397,595	$1,461,302
Net realized gain	7,792,806	4,553,176
Change in net unrealized appreciation/depreciation	15,694,793	8,827,065

Increase in Net Assets From Operations	24,885,194	14,841,543

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(1,600,228)	(1,200,206)
Net realized gain	(639,003)	(8,285,776)

Decrease in Net Assets From Distributions to Shareholders	(2,239,231)	(9,485,982)

FUND SHARE TRANSACTIONS (NOTES 4 AND 5):
Net proceeds from sale of shares	737,875	681,920
Reinvestment of distributions	1,075,977	4,479,096
Cost of shares repurchased	(18,346,019)	(25,445,782)

Decrease in Net Assets From Fund Share Transactions	(16,532,167)	(20,284,766)

Increase (Decrease) in Net Assets	6,113,796	(14,929,205)
NET ASSETS:
Beginning of year	130,724,873	145,654,078

End of year*	$136,838,669	$130,724,873

*Includes undistributed net investment income of:	$759,619	$1,117,206

See Notes to Financial Statements.

16         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31:

Salomon Brothers Opportunity Fund Inc	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$42.92	$41.34	$41.86	$48.72	$55.98

Income (Loss) From Operations:
Net investment income	0.53	0.49	0.33	0.28	0.69
Net realized and unrealized gain (loss)	8.31	3.99	0.61	(3.74)	(2.23)

Total Income (Loss) From Operations	8.84	4.48	0.94	(3.46)	(1.54)

Less Distributions From:
Net investment income	(0.56)	(0.37)	(0.19)	(0.64)	(0.76)
Net realized gains	(0.22)	(2.53)	(1.27)	(2.76)	(4.96)

Total Distributions	(0.78)	(2.90)	(1.46)	(3.40)	(5.72)

Net Asset Value, End of Year	$50.98	$42.92	$41.34	$41.86	$48.72

Total Return	20.8%	11.1%	2.6%	(7.7)%	(3.2)%

Net Assets, End of Year (millions)	$137	$131	$146	$160	$185

Ratios to Average Net Assets:
Expenses	0.96%	1.06%	1.12%	1.11%	1.10%
Net investment income	1.06	1.04	0.82	0.64	1.30

Portfolio Turnover Rate	1%†	1%†	5%	1%	1%

†	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         17

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers Opportunity Fund Inc (the “Fund”), is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

18         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Notes to Financial Statements (continued)

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gains	Paid-in Capital
(a)	$(1,110)	$(5,059,997)	$5,061,107
(b)	(153,844)	153,844	—

(a)	Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution and differences in the book and tax treatment of distributions from Real Estate Investment Trusts.
(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from Real Estate Investment Trusts and book/tax difference in the treatment of passive foreign investment companies.

2.	Management Agreement and Other Transactions with Affiliates

The Fund retains Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), to act as investment manager of the Fund. For the year ended August 31, 2005, the management fee was payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets. On August 29, 2005, the Board of Directors approved an amendment to the management contract between the Fund and SBAM. Effective October 1, 2005, the management fee, which is calculated daily and payable monthly, was reduced from 0.75% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         19

Notes to Financial Statements (continued)

SBAM pays SBFM a fee calculated daily and paid monthly, at an annual rate of 0.05% of the Fund’s average daily net assets.

Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, acts as the Fund’s distributor.

For the year ended August 31, 2005, the Fund paid $1,179 to other Citigroup affiliates for shareholder recordkeeping services.

Certain officers and/or directors of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

The Fund has a concentration of several shareholders who may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

3.	Investments

During the year ended August 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and redemption in kind) were as follows:

Purchases	$795,469
Sales	5,187,093

At August 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$108,256,840
Gross unrealized depreciation	(1,488,480)

Net unrealized appreciation	$106,768,360

At August 31, 2005 the Fund loaned securities having a market value of $11,505,877. The Fund received cash collateral amounting to $11,545,587 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4.	Capital Shares

At August 31, 2005, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares of the Fund were as follows:

	Year Ended August 31, 2005	Year Ended August 31, 2004
Shares sold	15,857	15,854
Shares issued on reinvestment	23,085	108,321
Shares repurchased	(400,224)	(601,671)

Net Decrease	(361,282)	(477,496)

20         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Notes to Financial Statements (continued)

5.	Redemptions-In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to the shareholders. For the year ended August 31, 2005, the Fund had redemptions-in-kind with total proceeds in the amount of $7,103,573. The net realized gains on these redemptions-in-kind amounted to $5,052,322, which will not be realized for tax purposes.

6.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$1,611,685	$1,200,206
Net Long-term Capital Gains	627,546	8,285,776

Total Taxable Distributions	$2,239,231	$9,485,982

As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$778,299
Undistributed long-term capital gains – net	2,567,195

Total undistributed earnings	$3,345,494
Unrealized appreciation(a)	106,768,360

Total accumulated earnings – net	$110,113,854

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the difference between the book and tax cost basis of investments in Real Estate Investment Trusts and other book/tax basis adjustments.

7.	Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange,

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         21

Notes to Financial Statements (continued)

among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

22         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

8.	Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective July 11, 2005. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending August 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, ratified and approved the appointment of KPMG LLP.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds,

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         23

Notes to Financial Statements (continued)

Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract with the Manager. Therefore, the Fund’s Board of Directors has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Fund for their approval.

11.	Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Salomon Brothers Asset Management Inc (“SBAM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

24         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Salomon Brothers Opportunity Fund Inc

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Opportunity Fund Inc as of August 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2004 and the financial highlights for each of the years in the four year period then ended were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc. as of August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2005

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         25

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Opportunity Fund, Inc (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This information included a variety of information about the Manager, as well as the advisory and distribution arrangements for the Fund, certain portions of which are discussed below.

At an in-person meeting held on August 29, 2005, a presentation was made to the Board by the Manager. This Fund has an investment advisory agreement and an administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreement,” “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees although the Fund has separated agreements in place.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup Inc. that it had signed a definitive agreement under which Citigroup Inc. will sell substantially all of its worldwide asset management business to Legg Mason Inc. Upon completion of this transaction the Manager, currently an indirectly wholly-owned subsidiary of Citigroup Inc., would become an indirect wholly-owned subsidiary of Legg Mason Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of the Fund, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by

26         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the Citigroup Asset Management (“CAM”) fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the information describing the qualifications, backgrounds and responsibilities for the Fund’s senior personnel and the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it has received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

Management Fees and Expense Ratios

The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information prepared by Lipper comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         27

Board Approval of Management Agreement (unaudited) (continued)

fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is a realistic potential for realization of any further economies of scale. The Manager presented a proposal to institute fee breakpoints effective October 1, 2005, acknowledging that the Fund is not yet large enough to realize the benefits of the new fee schedule. Although the Board after discussion with the Manager determined that the Fund’s prospects for growth in the near term may be limited, the proposed breakpoints were approved on the basis that they would represent an appropriate sharing of economies of scale if the assets do increase. In reaching this decision, the Board also took into account the Manager’s profitability data, and such other factors as the Board considered relevant.

28         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the cost of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Conclusion

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor considered by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Directors gave different weights to the various factors considered. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board, prior to voting on the continuation of the Management Agreement, discussed the proposed continuance of the Management Agreement, including the legal standards for their consideration, in a meeting with independent counsel at which no representatives of the Manager were present.

Performance

The information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all retail and institutional funds classified as “multi-cap value funds” by Lipper regardless of asset size or distribution channel, showed that the Fund’s performance for the 1-year period was better than the median, the performance for the 3-year period was lower that the median, and the performance for the 5 and 10-year periods was within the median range. For the 3-year period, the Fund underperformed the Lipper averages as more volatile, higher beta stocks came back strong after the tech stock bubble burst. The Fund’s results were also negatively impacted due to its large cash position.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that investment performance of the Fund has been satisfactory over time.

Management Fees and Expense Ratios

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of the Fund and 11 other retail no-load funds classified as “multi-cap value funds” by Lipper (9 of which were smaller than the Fund), showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The information also showed that the Fund’s actual total expense ratio was also better than the median. The Board concluded that the expense ratio of the Fund was acceptable in light of the quality of the services the Fund received and such other factors as the Board considered relevant.

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         29

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Opportunity Fund Inc (“Fund”) are managed under the direction of its Board of Directors. Information pertaining to the Directors and certain officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available by contacting the Fund’s Transfer Agent at 1-800-SALOMON.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
B. Alexander Gaguine 516 Bethany Avenue Santa Cruz, CA 95060 Birth Year: 1950	Director	Since 1997	Chief Operating Officer and President, Appleton Foundation	1	None

Rosalind A. Kochman 1301 Avenue J Brooklyn, NY 11230 Birth Year: 1937	Director Chairperson	Since 1990 Since 2005	Chief Executive Officer, Brooklyn Eye Surgery Center; and Administrator, Kochman Lebowitz & Mobil, MDs	1	None

Irving Sonnenschein 888 7th Avenue New York, NY 10016 Birth Year: 1920	Director	Since 1994	Partner in the law firm of Sonnenschein, Sherman & Deutsch	1	None

Interested Director:
Irving G. Brilliant** 399 Park Avenue New York, NY 10022 Birth Year: 1918	Director Chairman President	Since 1978 1978-2004 2002-2003	Prior to April 2003, he was a Director of Salomon Brothers Asset Management Inc (“SBAM”) and Citigroup Global Markets Inc. (“CGM”)	1	None

30         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
R. Jay Gerken, CFA Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Executive Vice President	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000) Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002-2005)	N/A	N/A

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup, Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
George J. Williamson CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1933	Vice President and Investment Officer President	Since 2002 2000-2002	Director of SBAM and CGM since January 1999; Prior to January 1999, he was a Vice President of SBAM and CGM	N/A	N/A

Patrick Hughes CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1964	Vice President and Investment Officer	Since 2005	Vice President of SBAM since 1995 and currently responsible for day-to-day management of large cap core stocks for three mutual funds, a wrap program and private accounts

Frances M. Guggino CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

32         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe. the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Formerly Chief Compliance Officer TIA (from 2002-2005)	N/A	N/A
*	Officers are elected annually by the Board of Directors.
**	Mr. Brilliant is an “Interested Director” by virtue of his ownership of Citigroup Inc. securities.

Salomon Brothers Opportunity Fund Inc 2005 Annual Report         33

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2005

Record Date:	12/16/2004
Payable Date:	12/17/2004

Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

Ordinary Income Dividends (including short term gains)	$0.5627

Long-Term Capital Gain Dividend	$0.219100

Please retain this information for your records.

34         Salomon Brothers Opportunity Fund Inc 2005 Annual Report

Salomon Brothers Opportunity Fund Inc

DIRECTORS

Irving G. Brilliant

B. Alexander Gaguine

Rosalind A. Kochman

Chairperson

Irving Sonnenschein

OFFICERS

R. Jay Gerken, CFA

Executive Vice President

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer and Treasurer

George J. Williamson

Vice President

and Investment Officer

Patrick Hughes

Vice President
and Investment Officer

Andrew Beagley

Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue
New York, New York 10022

DISTRIBUTOR

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.
P.O. Box 9764
Providence, Rhode Island 02940-9764

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, NY 10154

This report is transmitted to the shareholders of Salomon Brothers Opportunity Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

OPANN 8/05	05-9176

Salomon Brothers

Opportunity Fund Inc

PFPC Inc.

P.O. Box 9764

Providence, Rhode Island 02940-9764

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors has determined that the Fund does not have an audit committee financial expert serving on its audit committee. Although no single Director possesses the attributes necessary for qualification as an audit committee financial expert, several Directors have significant experience in the management of their personal assets and the assets of the businesses with which they are or have been associated. The Board is considering various options for obtaining access to other sources of financial expertise, such as seeking an additional board member who would qualify as a financial expert or engaging an outside consultant to provide advice with respect to complicated financial or accounting issues.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Effective June 17, 2005 PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended August 31, 2005. The aggregate fees billed in the last two fiscal years ending August 31, 2004 and August 31, 2005 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,000 in 2004 and $42,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of August 31, 2005.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $3,650 in 2004 and $0 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of August 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Opportunity Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through August 31, 2004 and for the year ended August 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by PwC for services rendered to Salomon Brothers Opportunity Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Opportunity Fund Inc. during the reporting period were $6.4 million and $2.7 million for the years ended August 31, 2004 and August 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Opportunity Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Opportunity Fund Inc. during the reporting period was $75,000 and $0 for the years ended August 31, 2004 and August 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Opportunity Fund Inc’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Opportunity Fund Inc

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Opportunity Fund Inc

Date: November 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Opportunity Fund Inc

Date: November 9, 2005

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Opportunity Fund Inc

Date: November 9, 2005